UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2007

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm.

On February 26, 2007 the Audit Committee of the Board of Directors of CIRCOR International, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s registered public accounting firm (“auditors”), effective immediately. KPMG has completed its engagement as the Company’s auditors for the year ended December 31, 2006.

KPMG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of Circor International. Inc. as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that, “As discussed in note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123(R), “Share – Based Payment” on January 1, 2006. As discussed in note 13 to the consolidated financial statements, during the fourth quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”. KPMG’s reports on management’s assessment of effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows: “CIRCOR International, Inc. acquired Hale Hamilton Valves Limited (“Hale Hamilton”) and Sagebrush Pipeline Equipment Co. (“Sagebrush”) during 2006, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, Hale Hamilton’s and Sagebrush’s internal control over financial reporting associated with aggregate total assets of $104,737,876 and aggregate total revenues of $75,888,877 included in the consolidated financial statements of CIRCOR International, Inc. as of and for the year ended December 31, 2006. KPMG’s audit of internal control over financial reporting of CIRCOR International, Inc. also excluded an evaluation of the internal control over financial reporting of Hale Hamilton and Sagebrush.” During the fiscal years ended December 31, 2006 and December 31, 2005, and through February 26, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2006 and 2005, and through February 26, 2007, there were no “reportable events” with respect to the Company as such term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided KPMG with a copy of the disclosures contained herein and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the preceding statements. A copy of such letter, dated February 27, 2007, is filed as Exhibit 16.1 hereto.

(b)	New independent registered public accounting firm

On February 26, 2007 the Audit Committee of the Board of Directors of the Company appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The Company’s decision to engage Grant Thornton as its independent registered public accounting firm was the result of a competitive selection process involving several firms.

The appointment of Grant Thornton will be submitted to the Company’s stockholders for ratification at the next Annual Meeting of Stockholders (“Annual Meeting”) which the Company anticipates will occur on May 2, 2007. During the fiscal years ended December 31, 2006 and 2005, and through February 26, 2007, the Company did not consult with Grant Thornton with respect to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A representative of Grant Thornton is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated February 27, 2007, regarding whether or not it agrees with the statements made in this 8-K.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 2, 2007	CIRCOR INTERNATIONAL, INC.

/S/ Kenneth W. Smith
By: Kenneth W. Smith
Senior Vice President and Chief Financial Officer

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